UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 16, 2022
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed to amend and restate the current report on Form 8-K filed by S&T Bancorp, Inc. (S&T) with the Securities and Exchange Commission (“SEC”) on May 18, 2022. Specifically, this Form 8-K/A removes the disclosures in the Form 8-K under Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) and Item 9.01 (Exhibits) in their entirety, as such disclosures were included in the Form 8-K in error. While the Board of Directors of S&T discussed and approved the termination of the Trust and Revenue Oversight Committee, the Board of Directors has not yet taken formal action to amend S&T’s By-Laws as discussed in the original Form 8-K filing.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 16, 2022, S&T Bancorp, Inc. held its 2022 Annual Meeting of Shareholders. A total of 39,351,422 shares of the Company's common stock were entitled to vote as of February 28, 2022, the record date for the Annual Meeting. There were 31,532,885 shares voted at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 Election of Directors

	FOR	WITHHELD	BROKER NON-VOTES
Lewis W. Adkins, Jr.	25,870,777	1,407,456	4,254,652
David G. Antolik	25,609,098	1,669,135	4,254,652
Peter R. Barsz	25,828,960	1,449,273	4,254,652
Christina A. Cassotis	26,532,171	746,062	4,254,652
Michael J. Donnelly	26,092,538	1,185,695	4,254,652
Jeffrey D. Grube	26,128,344	1,149,889	4,254,652
William J. Hieb	26,206,527	1,071,706	4,254,652
Christopher J. McComish	26,156,446	1,121,787	4,254,652
Frank J. Palermo, Jr.	25,857,088	1,421,145	4,254,652
Christine J. Toretti	25,290,410	1,987,823	4,254,652
Steven J. Weingarten	24,762,227	2,516,006	4,254,652

Proposal No. 2 Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2022
The shareholders voted to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year 2022. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
31,205,566	297,605	29,714
Proposal No. 3 Advisory Vote on S&T's Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company's named executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,678,731	1,308,399	291,103	4,254,652

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
May 19, 2022	Mark Kochvar Senior Executive Vice President, Chief Financial Officer